Statements of Operations (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Operating expenses
Exploration, evaluation and project expenses	$ 192,566	$ 35,677
General and administrative expenses	137,588	214,103
Total operating expenses	330,154	249,780
Net operating loss	(330,154)	(249,780)
Interest expense	0	(7,192)
Revaluation of warrant liability	592,098	0
Net income (loss)	$ 261,944	$ (256,972)